UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


                                December 21, 2000
                Date of Report (Date of earliest reported event)


                            AMERINET GROUP.COM, INC.
             (Exact name of registrant as specified in its chapter)


                                    Delaware
                  (State or other jurisdiction of incorporation


                                    000-03718
                            (Commission File Number)


                                   11-2050317
                        (IRS Employer Identification No.)


        Crystal Corporate Center; 2500 North Military Trail, Suite 225-C;
                           Boca Raton, Florida 33431
               (Address of principal executive offices) (Zip Code)


                                 (561) 998-3435
               Registrant's telephone number, including area code


                                (Not Applicable)
          (Former name or former address, if changed since last report)

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                 CAVEAT PERTAINING TO FORWARD LOOKING STATEMENTS

         The Private Securities Litigate Reform Act of 1995 provides a "safe harbor" for forward-looking statements. Certain of the statements contained herein, which are not historical facts, are forward-looking statements with respect to events, the occurrence of which involve risks and uncertainties.
These forward-looking statements may be impacted, either positively or negatively, by various factors. Information concerning potential factors that could affect the Registrant is detailed from time to time in the Registrant's reports filed with the Commission. This report contains "forward looking statements" relating to the Registrant's current expectations and beliefs. These include statements concerning operations, performance, financial condition and anticipated growth. For this purpose, any statements contained in this Annual Report and Form 10-KSB that are not statements of historical fact are forward-looking statements. Without limiting the generality of the foregoing, words such as "may", "will", "expect", "believe", "anticipate", "intend", "could", "estimate", or "continue", or the negative or other variation thereof or comparable terminology are intended to identify forward-looking statements. These statements by their nature involve substantial risks and uncertainties which are beyond the Registrant's control. Should one or more of these risks or uncertainties materialize or should the Registrant's underlying assumptions prove incorrect, actual outcomes and results could differ materially from those indicated in the forward looking statements.

                                     CONTEXT

         The information in this report is qualified in its entirety by reference to the entire report; consequently, this report must be read in its entirety. This is especially important in light of material subsequent events disclosed. Information may not be considered or quoted out of context or without referencing other information contained in this report necessary to make the information considered, not misleading.


                       INFORMATION INCLUDED IN THE REPORT



ITEM 5.           OTHER EVENTS.

         On December 21, 2000, AmeriNet Group.com, Inc. ("our Company") held its annual meeting of stockholders at the Ocala Hilton in Ocala, Florida. The following items were approved at the annual meeting of stockholders and the organizational meeting of the board of directors.

RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

         By shareholder ratification, the board of directors, acting upon the recommendation of the audit committee, reappointed the firm of Daszkal, Bolton, Manela, Devlin & Co., Certified Public Accountants, as independent accountants to examine our company's financial statements for the fiscal year ending June 30, 2001.

PLANS OF COMPENSATION

COMPENSATION OF MEMBERS OF OUR COMPANY'S BOARD OF DIRECTORS

         Our company's stockholders at the annual meeting of stockholders ratified, a resolution providing that members of our company's board of directors who are not provided other compensation by our company's subsidiaries, be compensated for their services during the period ending on June 30, 2001, as follows:

* For basic service as a member of our company's board of directors, an option to purchase 15,000 shares of our company's common stock during the twelve month period commencing on July 1, 2000 and ending on June 30, 2001, at an exercise price based on the last reported transaction price for our company's common stock reported on the OTC Bulletin Board on an appropriate measuring date, possibly the first business day following the next annual meeting of our company's stockholders. The options would vest as to 1,250 shares of the underlying common stock per month.

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*        For service on the audit or  executive  committee,  the option would be increased by an additional 10,000 shares which would vest at the rate of 800 shares per month; and

* For service as the chair of the audit or executive committee, the option would be increased by an additional 5,000 shares which would vest at the rate of 400 shares per month.

         All of the foregoing options would require that the recipient comply on a timely basis with all personal reporting obligations to the Commission pertaining to his or her role with our company and that the recipient serve in the designated position providing all of the services required thereby prudently and in good faith until June 30, 2000 (unless such person was not elected to such position by our company's stockholders despite a willingness and ability to serve).

         In  addition  to  the  compensation   described  above,  our  company's
directors elected at the Annual Meeting of Stockholders will be entitled to the following contingent compensation and right to indemnification:

(1) In the event that a member of our company's board of directors arranges or provides funding for our company on terms more beneficial than those reflected in our company's current principal financing agreements, copies of which are included among our company's records available through the SEC's EDGAR web site, the director will be entitled, at its election, to either:

                  (A) A fee equal to 5% of such savings, on a continuing basis; or lowest price at which such securities are offered to any other person.

                  (B) If equity funding is provided through the director or any affiliates thereof, a discount of 5% from the bid price for the subject equity securities, if they are issuable as free trading securities, or, a discount of 25% from the bid price for the subject equity securities, if they are issuable as restricted securities (as the term restricted is used for purposes of SEC Rule 144); and

                  (C) If equity funding is arranged for our company by the director and our company is not obligated to pay any other source compensation in conjunction therewith, other than the normal commissions charged by broker dealers in securities in compliance with the compensation guidelines of the NASD, the director will be entitled to a bonus in a sum equal to 5% of the net proceeds of such funding.

         (2) In the event that the director generates business for our company, then, on any sales resulting therefrom, the director will be entitled to a commission equal to 5% of the net income derived by our company therefrom, on a continuing basis.

         Our company will defend, indemnify and hold the members of its board of directors harmless from all liabilities, suits, judgments, fines, penalties or disabilities, including expenses associated directly, therewith (e.g. legal fees, court costs, investigative costs, witness fees, etc.) resulting from any reasonable actions taken by him or her in good faith on behalf of our company, its affiliates or for other persons or entities at the request of the board of directors of our company, to the fullest extent legally permitted, and in conjunction therewith, will assure that all required expenditures are made in a manner making it unnecessary for the members of its board of directors to incur any out of pocket expenses; provided, however, that director permits our company to select and supervise all personnel involved in such defense and that director waives any conflicts of interest that such personnel may have as a result of also representing our company, their stockholders or other personnel and agrees to hold them harmless from any matters involving such representation, except such as involve fraud or bad faith.

         At such time as our company has, on a consolidated basis, earned a net, after tax profit of at least $100,000 per quarter for four calendar quarters, our company will:

* Obtain insurance to cover our company's indemnification obligations, if available on terms deemed economically reasonable under the circumstances, which do not materially, detrimentally affect our company's liquidity at the time;

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*        Provide members of its board of directors who will not have overlapping coverage with health and life insurance coverage, if available on terms deemed economically reasonable under the circumstances, which do not materially, detrimentally affect our company's liquidity at the time; and

* Pay $500 per diem cash allowance for all meetings or functions attended in person rather than by telephone or similar means at the request of our company to all members of the board of directors who are not also officers or employees of our company or its subsidiaries.

         All of the foregoing are reflected in a form of "agreement to serve as a corporate director" that each director signed prior to the annual meeting of stockholders, except that the stock bonus provisions will not apply to the businesses that our company intends to acquire within the next sixty days. Copies of the executed agreements are filed as exhibits to this current report (see "Item 7, Financial Statements and Exhibits").

NON-QUALIFIED STOCK OPTION & STOCK INCENTIVE PLAN, EFFECTIVE AS OF JULY 1, 2000

         At the annual meeting of stockholders, our company's stockholders ratified a non-qualified stock option & stock incentive plan for the fiscal year starting on July 1, 2000, for use in compensating officers and employees of our company and its subsidiaries (the "2001 Plan"). The 2001 Plan is materially similar to our company's Non-Qualified Stock Option & Stock Incentive Plan, effective as of January 1 , 2000, a copy of which was filed with the Commission as an exhibit to our report on Form 10-KSB for the year ended June 30, 2000 (the "2000 Plan"), the number of shares which our board of directors has requested be reserved for issuance under the 2001 Plan will be 1,000,000.

         The purpose of the 2001 Plan is to provide an adequate quantity of our common stock for currently unforseen opportunities involving future recruitment of personnel, and establishment of performance incentives for the employees of our current subsidiaries, to attract and retain quality personnel and to make association with our company more attractive to potential acquisition candidates. However, none of the securities involved will be issued as consideration in conjunction with any acquisitions. A maximum of 1,000,000 shares of our company's common stock would be reserved for use in conjunction with award of options under the 2001 Plan, and such common stock could either be issued from treasury shares, authorized but theretofore unissued shares, or shares purchased from current stockholders for such purpose. The 2001 Plan is administered by a committee of our company's board of directors comprised exclusively of outside directors (the "Committee"), as that term is defined in the Internal Revenue Code of 1996, as amended (the "Code") and potential recipients will include directors, officers, key employees and consultants (other than consultant's that would be ineligible for receipt of securities registered on Commission Form S-8 based on then applicable rules adopted by the Commission) of our company and its subsidiaries. Options issuable will be incentive stock options meeting the requirements of Section 422, et. seq. of the Code, or non-qualified stock options, with the attributes determined by the Committee. The adoption of the 2001 Plan will not restrict the ability of our company's board of directors to authorize the issuance of securities, including stock options, outside the parameters of the 2001 Plan, on a case by case basis.

AMERICOM INCENTIVE STOCK-OPTION PLAN INDENTURE, EFFECTIVE OCTOBER 1, 2000

         At the annual meeting of stockholders, our Company's stockholders approved the AmeriNet Communications, Inc. Incentive Stock Option Plan Indenture("AmeriCom Plan"). The AmeriCom Plan is designed to promote the success and enhance the value of our Company by linking the personal interests of participants to those of our Company's stockholders by providing incentives for outstanding performance. The plan is specifically intended to assist AmeriNet Communications, Inc., a Florida corporation, a subsidiary of our Company in which our Company holds all the capital stock ("AmeriCom"), in its ability to retain the services of participants upon whose judgment, interest and special effort the successful conduct of AmeriCom's operations is largely dependent and to align their personal interests with those of our Company and its stockholders.

         The total number of shares of our Company's common stock which may be granted for all purposes under the plan will be 200,000 shares. Officers and employees of AmeriCom who are regularly employed on a salaried basis as common law employees will be eligible to participate in the plan. The administering committee will only have the

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authority,  in its discretion,  to grant incentive stock options.  The committee will establish the exercise price at the time any option is granted at such amount as the committee shall determine.

         Each option will be exercisable in whole or in installments, and at such times, and subject to any limitations on exercisability as may be determined by the committee at the time of the grant of the options. An employee's exercise rights are forfeited if he is terminated for cause or resigns without consent. The reduction in the ownership of AmeriCom by our Company below one share more than 50% shall be deemed a termination of the employment of all option holders under the plan.

ELECTION OF DIRECTORS AND OFFICERS

ELECTION OF DIRECTORS

         The nine directors named on the following pages were elected to our company's board of directors at the annual meeting of stockholders. Each director has consented to serve and has executed an agreement to serve as a member of our board of directors, delineating his or her anticipated responsibilities and in certain cases, anticipated compensation.

         The  following   biographies   provide  a  brief  description  of  each
director's principal occupation, business experience, age and directorships held in other public corporations.

Edward Carl Dmytryk, President, Chief Executive Officer and Director

         Mr. Dmytryk, age 54, serves as a member of our company's board of directors and as president and chief executive officer. He graduated summa cum laude from The Citadel, the Military College of South Carolina, in 1968 with a bachelor of science degree in business administration. From 1968 until 1973, Mr. Dmytryk served in the United States Air Force as a fighter and instructor pilot, attaining the rank of captain (regular United States Air Force). From 1973 until 1975, he served as a sales manager for Wulfsberg Electronics, Inc., a national avionics firm specializing in airborne radio telephone systems and headquartered in Overland Park, Kansas. From 1976 until 1981, he served as a regional sales manager for Polaroid Corporation a multi faceted imaging company headquartered in Cambridge, Massachusetts. From 1981 until 1985, he served as vice president of sales for West Chemical, Inc., a company involved in the manufacture of animal health feed additives, pharmaceutical products, iodophor concentrates and specialty chemicals, headquartered in Princeton, New Jersey. From 1985 until 1986, he served as vice president for sales and marketing at Animed, Inc., a veterinary products manufacturing company specializing in sales to veterinarians, headquartered in Roslyn, New York. From 1987 until 1988, he served as president of Mac's Snacks, Inc., the world's largest processor of pork rinds, headquartered in Grand Prairie, Texas. From 1988 until 1995, he served as the chief operating officer for Bollinger Industries, Inc., a fitness products manufacturer headquartered in Irvine, Texas. Since June of 1990, he has been the owner and chief executive officer of Benchmark Industries, Inc., a metal fabrications company headquartered in Fort Worth, Texas. Since September of 1999, he has served as the president of GNR Health Systems, Inc., a physical therapy products sales company located in Ocala, Florida. In addition, he currently serves as president and chief financial officer of Sohn, Inc., located in Roswell, Georgia, a company specializing in marketing, sales, and installing fitness products in the hospitality and apartment market (fitness centers in hotels, condominium complexes, and apartments through the United States.)

Lawrence R. Van Etten, Chief Operating Officer, Vice-President  and Director.

         Mr. Van Etten, age 63,was elected as acting president and chief operating officer and a member of our Company's board of directors on May 22, 2000. On December 21, 2000, he resigned as acting president. Mr. Van Etten graduated from New York Military Academy, Cornwall On Hudson, New York in 1954;attended Gettysburg College, Gettysburg, Pennsylvania from 1954 -1956 and Marist College, Poughkeepsie, New York from 1981-1982 . He was employed by IBM from 1956, until 1987, where he held several senior management positions including Corporate Control Operations Manager, Corporate Scheduling Manager and Director of Logistics Special Processes. Since leaving IBM, Mr. Van Etten has served as an executive with several companies in the United States and Canada [Vice President - Remtec, Inc. Chambly, QC - Manufacturer of Refueling Vehicles 1987-1988; Vice President - The Enterprise Group - Clearwater Florida - Development Of New Business Opportunities 1993-1994; Vice President - International Digital Communications Systems, Inc. - Miami, FL - Telecommunications Sales - 1996-1998; President Techtel

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Communications, Inc., Pompano Beach, FL- CLEC Service Provider 1998 - 1999 ] and
owned and managed his own consulting company [LVE & Associates - US & Canada - Several long term contracts with Toyada Gosei, Best Glove Canada, Remtec, Inc. Prestige Auto & Strategic health Development Corporation]. Much of his recent
work  experience  has  dealt  with  business   management   systems,   materials
management, management development, personal computer application software and the Internet. Since May 31, 2000, Mr. Van Etten has serves as a member of the board of directors of Colmena Corp., a publicly held Delaware corporation.

David K. Cantley, treasurer and director

     David K. Cantley, age 62, was elected as our company's vice-president, treasurer and chief financial officer on February 17, 2000 and as a member of its board of directors effective July 1, 2000. Mr Cantley has resigned as vice-president and chief financial officer. Mr. Cantley graduated from Yale University in 1959. From 1959 through 1964, except for six months active duty with the Pennsylvania National Guard, he worked in his family's structural steel contracting business, Cantley & Co., Inc., Philadelphia, Pennsylvania. In 1965 he joined the Stouffer Corporation, headquartered in Cleveland, Ohio where he held various management positions from 1965 through 1974. In 1974 he returned to Philadelphia and rejoined the family business, Cantley & Co., Inc., where he served as vice-president until 1978. From 1978 to 1981 Mr. Cantley was employed as general manger of the Great Bay Resort & Country Club, Somers Point, New Jersey. In 1981 he joined Bally's Park Place Casino, Atlantic City, New Jersey where he was employed as dealer, floor man and pit boss until 1984. From 1984 to 1992 he served as vice-president of Hotel Properties, Inc., Somers Point, NJ, a private company in the hospitality real estate development, construction and management business. He served as president of Full House Resorts, Inc. (NASDAQ:
FHRI) from its inception in 1992 to 1995. From 1995 to 1999, Mr. Cantley was associated with Nevada Gold & Casinos, Inc. (OTC Bulletin Board: UWIN) as project director and financial advisor. He remains an advisory director of Nevada Gold & Casinos. Mr. Cantley joined Trilogy International in July 1999 as its chief financial officer.

Vanessa H. Lindsey, Secretary, Chief Administrative Officer and Director

         Vanessa H. Lindsey, age 29, was elected as our company's secretary on November 11, 1999 and as a member of our board of directors on April 6, 2000. From 1993 to 1995 she was employed by Accell Plumbing Systems, Inc., an Ohio corporation, as that company's office manager and bookkeeper. Since 1995 she has been employed by Diversified Corporate Consulting Group, L.L.C., a Delaware limited liability company, engaged in providing diversified consulting services and in filing EDGARized documents for clients with the Commission, as that company's chief administrative officer. Since 1996 she has been employed by the Southeast Companies, Inc., a Florida corporation, involved in the entertainment industry, in business and political consulting and as a licensed mortgage brokerage company, as its chief administrative officer and currently serves as its vice president and secretary. She is also the secretary and chief administrative officer for the Yankee Companies, Inc., which serves as our company's strategic consultant, and, for Southern Capital Group, Inc, a Florida retail finance corporation and licensed mortgage brokerage business. She currently holds the position of secretary of The Marion County Libertarian Party and was the Campaign Treasurer for the Cyndi Calvo for State Senate, District 8 Campaign. Since January of 1999, she has served as the secretary of Colmena Corp., a publicly held Delaware corporation and was elected as a member of its board of directors on January 3, 2000.

Douglas L. Wilson, Esquire, General Counsel and Director

         Douglas L. Wilson, age 59, has served as our company s general counsel since November 3, 2000 and was elected to the board of directors on December 21, 200, at the annual meeting of stockholders. Mr. Wilson graduated from the University of Arkansas with a bachelor of arts degree in German literature in 1963. After graduation he entered the United States Air Force and served in the Spacetrack Command, stationed in Colorado Springs, Colorado attaining the rank of captain. In 1968, he returned to the University of Arkansas, where he received a law degree in 1970. From 1970 to 1972, Mr. Wilson served as a prosecutor in Benton County, Arkansas. From 1973 to1977, he served as a family court judge, Benton County, Arkansas and, from 1971 to 1977, he was a partner in Adams & Wilson, a law firm located in Rogers, Arkansas, practiced corporate and antitrust law. In 1974 he created a statutory information service for lawyers, ArkStat Service. In 1975, he founded Lawyers Microfilm, Inc., which sold all the decisions of the United States Supreme Court on microfiche. In 1977, he became the first executive director of Ozark Legal Services, a new legal aid program serving 14 counties in Northwest Arkansas. In 1982, Mr. Wilson moved to St. Thomas, Virgin Islands, and

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became  volunteer  legal  counsel  to  the  Virgin  Islands  Commission  on  the
handicapped.   In  1984,  he  moved  to  San  Diego,  California,   and  founded
MacApplications, a computer applications service for lawyers. From 1985 to 1988, he was a mortgage banker in Santa Barbara, California, working with Guild Financial Express (1985), National Pacific Mortgage (1986), and Tower Financial Services (1987-88). Mr. Wilson moved to Florida in 1989 and from 1990 to 1994 he was a staff attorney for Florida Rural Legal Services, a large legal aid program based in Immokalee, Florida . In 1994, he founded The Wilson Law Firm which is located in Naples, Florida, specializing in employment law. In 1998, he founded ZapJury, Inc., an Internet service for lawyers which will provide case evaluations by mock juries. He is a member of the bars of Arkansas (1970), Florida (1992), the U.S. District Court for the Middle District of Florida
(1992), the U.S. Court of Appeals for the Eleventh Circuit (1993), and the U.S. Supreme Court (1974). He has served on numerous boards of directors, including many nonprofit organizations. Since October of 2000, Mr. Wilson has served as general counsel to The Yankees Companies, Inc., and Colmena Corp. Pursuant to the terms of our company s consulting agreement with Yankees, our company is permitted to share the use of Yankees general counsel, subject to such counsel's superior obligations to Yankees in the event of a conflict of interests.

G. Richard Chamberlin, Director

     G. Richard Chamberlin age 53, has since November 1998, served as a member of our company's board of directors and served as our company's general counsel until March 31, 2000. Until November 11, 1999, he also served as our company's secretary. From 1973 to 1974 he served as Trust Officer with Central Bank & Trust Company, Jonesboro, Georgia. Mr. Chamberlin is a practicing attorney and is a member of the Georgia Bar (since 1974), and the Florida Bar (since 1990). He is also a member of the Bars for the Federal District Court for the Northern District of Georgia (since 1974) and the Federal District Court for the Northern District of Florida (since 1995), the Court of Appeals for the State of Georgia (since 1974) and the Supreme Court for the State of Georgia (since 1974). Mr. Chamberlin is also a member of the Bar for the Eleventh District Court of Appeals (since 1982). He is a graduate of Eastern Military Academy, Huntington, New York (College Prep Diploma, 1964): The Citadel, The Military College of South Carolina (B.A., political science, 1968): and the University of Georgia School of Law (J.D., 1971). Mr. Chamberlin earned a Certificate from the American Bankers Association, National Trust School (1974). Mr. Chamberlin is a two term former member of the Georgia House of Representatives (1979-1983). In the State House, Mr. Chamberlin served on the Following committees: House Journal Committee, Natural Resources Committee, Special Judiciary Committee and Labor Committee. He is a former member of the Counsel for National Policy. He is the founder of the Georgia Roundtable, Inc., and served as President from 1981 to 1986.: He is the founder of the Georgia Heritage Foundation, and served as President from 1982 to 1986. He is the former Principal of Soul's Harbor Christian Academy, Belleview, Florida (1990-1992). Mr. Chamberlin served as national music chairman for the Religious Roundtable, Inc., at the premier event known as the 1992 National Affairs Briefing in Dallas, Texas wherein President George Bush was the keynote speaker. Mr. Chamberlin has received Resolutions of Commendation from the House of Representatives for the Commonwealth of Kentucky
(1985) and from the House of representatives for the State of Georgia (1982). Mr. Chamberlin is former president and director for Atrieties Development Company, Inc., a publicly held corporation involved in the real estate industry (1986 through 1987), and has held licenses as a real estate agent, (Georgia and Florida). He served as President of the Citadel Club of Central Florida, Inc.(1999) Mr. Chamberlin also serves as President of Southern Capital Group, Inc., a Florida corporation, ("SCG") with offices in Ocala, Florida. SCG was founded in 1999 to consolidate pre existing business lines in the automotive and mortgage business. Mr. Chamberlin is also president and sole director of and majority stockholder in Sports Collectible Exchange, Inc., a Florida corporation, ("SCE"). SCE was founded in 1999 specializing in the sale and distribution of minor league baseball collectibles. Mr. Chamberlin has agreed to serve another term as a member of our company's board of directors, if elected by the stockholders.

Anthony Q. Joffe, Director

         Anthony Q. Joffe, age 58, has served as a member of our company's board of directors since November, 1998. He also serves on its audit and executive committees. Mr. Joffe holds a degree in Aeronautical Engineering Management from Boston University, Boston, Massachusetts. Subsequent to his graduation, Mr. Joffe was employed as the Quality Control Manager for Cognitronics Corporation, a computer manufacturer, where he was responsible for overseeing the United States Air Force compliance testing program as well as normal day-to-day management. In 1967, Mr. Joffe was employed by General Electric as a production engineer in the insulating materials field. In 1970, Mr. Joffe was employed by King's Electronics, a RF coaxial connector manufacturer, where he was responsible for major accounts and guided

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the  field  sales  force.  In  1973,  Mr.  Joffe  was  one of the  founders  and vice-president of J.S. Love Associates, Inc., a commodity brokerage house no longer in operation (then headquartered in New York City). In 1976, Mr. Joffe formed and served as President and Chief Operating Officer of London Futures, Ltd., a commodity broker with 275 employees in nine offices. London Futures, Ltd. was closed in 1979 and Mr. Joffe moved to Florida. From 1979 until 1986, Mr. Joffe was vice president of Gramco Holdings, Inc. (and its predecessor companies), a firm which owned and operated a variety of companies. These companies included five cemeteries and funeral homes in Broward County, Florida, a 33 acre marina, a general contracting company, a boat title insurance underwriting firm, three restaurants, a real estate brokerage company, a mortgage brokerage company and a leasing company. His responsibilities involved supervision of the day-to-day operations and new business development. From 1986 to 1991, Mr. Joffe served as consultant and/or principal to a variety of small businesses in the South Florida area. In 1989 Mr. Joffe became President of Windy City Capital Corp., a small publicly traded, reported company that was originally formed as a "blind pool" for the express purpose of finding an acquisition candidate. Eventually, a reverse merger was consummated with a computer software company from Pennsylvania. Mr. Joffe then took the position of President of Rare Earth Metals, Inc. (and its predecessor companies), a small publicly traded company which has purchased Spinecare, Inc., a medical clinic in New York. Spinecare changed its name to Americare Health Group and relocated its state domicile to Delaware. Since March of 1993, Mr. Joffe has performed consulting services for First Commodities, Inc., an Atlanta based commodities firm, and has been involved in fund raising for the Multiple Sclerosis Foundation. He also assisted Digital Interactive Associates and IVDS Partnership with financial affairs in conjunction with their successful bid to the Federal Communications Commission for licenses in the cities of Atlanta, Georgia, Minneapolis/St. Paul, Minnesota, and Kansas City, Missouri. Mr. Joffe served as the interim president of Madison Sports & Entertainment Group, Inc., a publicly held Utah corporation then headquartered in Fort Lauderdale, Florida, from September 1, 1994, until February 16, 1996, at which time he became its vice president and vice chairman, chief operating officer, treasurer and chief financial officer until he resigned in 1996. Since 1996, he has founded a boat financing company and joined NorthStar Capital ("NorthStar") as Managing Director. NorthStar is an investment banking firm with offices in Stamford, Connecticut and Boca Raton, Florida which specializes in assisting small to mid size private and publicly traded companies with business and financial planning; acquisition and divestiture: financial public relations and market position advice: and, treasury services. In January 1999, Mr. Joffe was elected to serve as a member of the board of directors of Colmena Corp, a publicly held Delaware corporation, involved in the telecommunications industry. In March of 1999, Mr. Joffe was elected as chairman of the board of directors and in May of 1999, he was elected as the president of Colmena Corp.

J. Bruce Gleason, Director

         Mr. Gleason, age 56, was elected to our company's board of directors, effective as of July 1, 1999, concurrently with the acquisition of American Internet on June 25, 1999. He co-founded American Internet with Michael D. Umile in 1998 and served on the board of directors of American Internet and as its president, chief executive officer and chief financial officer until its merger with WRI. He has a diverse business background with over 30 years experience in sales, marketing and finance. In 1972 Mr. Gleason received a certified general accounting designation from the Certified General Accountants Association located in Ontario Canada. From 1972 until 1974 he was employed by Crawford, Smith & Swallo, a public accounting firm located in Toronto, Canada. In 1973 he founded Photo Shack, Inc., an Ontario corporation which owned and operated a chain of seventy, 24 hour film processing kiosks in Canada which he sold in 1976. In 1982, he founded Gourmet Galley, Inc., and served as president of frozen food distribution in Pompano Beach, Florida, until 1990, when he sold Gourmet Galley, Inc. to a partner. In 1990, he co-founded Southern Telco, Inc., a telecommunications company headquartered in Lighthouse Point, Florida, in which he served as president. Southern Telco, Inc., was sold to Public Teleco, Inc. in 1993. From 1994 until 1996, he served as president of Showcase Group, Inc., a construction company headquartered in Deerfield Beach, Florida which built 27 town houses, after which he conveyed his interest to a third party in 1996. During 1996, he received a legal expense insurance license from the State of Florida Department of Insurance and served as an independent associate for Prepaid Legal Services, Inc. headquartered in Lighthouse Point, Florida, until 1998.

Charles J. Champion, Jr.

     Charles J. Champion, Jr., age 33, was elected as a member of our Company's board of directors on December 21, 2000. He also serves on its audit committee. He graduated from Florida State University in 1988 with a bachelor's degree in political science. Following graduation, he joined the Champion Group of Companies, a family owned enterprise involved in the insurance and financial industries. In 1991, while continuing his association with the

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Champion Group of Companies, he became a vice president with Sunshine Securities
Corporation, a licensed broker dealer in securities and member of the National Association of Securities Dealers, Inc., which he purchased in 1996, at which time it became one of the Champion Group of Companies. He then became Sunshine Securities Corporation's president and its business capabilities were expanded to include practice as a registered investment advisor. Sunshine Securities Corporation's name was changed to Champion Capital Corporation on or about February 5, 2000. Mr. Champion holds a number of insurance and securities licenses, including series 7 and series 24 securities licenses. Since January, 1999, Mr Champion has served as a member of the board of directors of Colmena Corp., a publicly held Delaware corporation.

ELECTION OF OFFICERS

         Immediately following the annual meeting of stockholders, our company's new board of directors elected the following persons as our company's officers:

Edward C. Dmytryk, President, Chief Executive Officer and Director

     Edward C. Dmytryk ("Mr. Dmytryk") was elected as our company's president and chief executive Officer. The board of directors has agreed to the following compensation, subject to final agreement on his contract of employment:

Compensation:

(a) $100,000 shares of our Company's preferred stock issuable in monthly installments, based on the average closing price of our Company's common stock during each month services were performed.

(b) In the event that Mr. Dmytryk arranges or provides funding for our Company on terms more beneficial than those reflected in our Company's current principal financing agreements, copies of which are included among our Company's records available through the SEC's EDGAR web site, Mr. Dmytryk will be entitled, at its election, to either:

         (1)      A fee equal to 5% of such savings, on a continuing basis; or

         (2) If equity funding is provided through Mr. Dmytryk or any affiliates thereof, a discount of 5% from the bid price for the subject equity securities, if they are issuable as free trading securities, or, a discount of 25% from the bid price for the subject equity securities, if they are issuable as restricted securities (as the term restricted is used for purposes of SEC Rule 144); and

         (3) If equity funding is arranged for our Company by Mr. Dmytryk and the Registrant is not obligated to pay any other source compensation in conjunction therewith, other than the normal commissions charged by broker dealers in securities in compliance with the compensation guidelines of the NASD, the Mr. Dmytryk will be entitled to a bonus in a sum equal to 5% of the net proceeds of such funding.

(c) In the event that Mr.Dmytryk generates business for our Company, then, on any sales resulting therefrom, Mr. Dmytryk will be entitled to a commission equal to 5% of the net income derived by the Registrant therefrom, on a continuing basis.

Lawrence R. Van Etten, vice-president, chief operating officer and director

         Lawrence R. Van Etten ("Mr. Van Etten") was re-elected as our Company's vice-president and chief operating officer and the board of directors has agreed to the following compensation, subject to agreement on his contract of employment:



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

Compensation:


(a) $60,000 shares of our Company's common stock during the 12 month period commencing at the end of each month, based on the average closing price for each month services were performed. $40,000 per year, to be paid by each subsidiary that he performs services for.

Vanessa H. Lindsey, secretary and director

     Vanessa H. Lindsey ("Mrs. Lindsey") was re-elected as our Company's secretary and the board of directors has agreed to the following compensation, subject to agreement on her contract of employment:

Compensation:

(a) $60,000 shares of our Company's common stock during the 12 month period commencing at the end of each month, based on the average closing price for each month services were performed. The monthly amount of stock will be reduced by the amount of any cash compensation during such month for services from AmeriNet or it subsidiaries.

Douglas L. Wilson, general counsel and director

     Douglas L. Wilson ("Mr. Wilson") was re-elected as our Company's general counsel and the board of directors has agreed to the following compensation, subject to agreement on his contract of employment:

Compensation:

(a) $60,000 shares of our Company's common stock during the 12 month period commencing at the end of each month, based on the average closing price for each month services were performed. $40,000 per year, to be paid on a weekly basis depending upon the amount of time dedicated to providing services to our Company.

David K. Cantley, treasurer and director

     David K. Cantley ("Mr. Cantley") was re-elected as our Company's treasurer and the board of directors has agreed to the compensate him on a case by case basis.

         Copies  of  the  final  employment  agreements,   upon  completion  and
execution, will be filed as an amendment to this current report.

FAMILY RELATIONSHIPS

    There are no family relationships among the current officers and directors of our company.

INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS

         Based on information provided to our company's legal counsel, during the five year period ending on June 30, 2000, no current director, executive officer, promoter or control person of our company has been a party to or the subject of

* Any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

* Any conviction in a criminal proceeding or pending criminal proceeding (excluding traffic violations and other minor offenses);

* Any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting their involvement in any type of business, securities or banking activities; or,


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*        Been found by a court of competent  jurisdiction  (in a civil  action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

CONSULTING AGREEMENT

         A new consulting agreement was approved with Yankees, in the form filed as an exhibit to this report. The principal change involves payment of a set fee in view of hourly rates for services provided by Yankee directives ($10,000) per month, accruing until funds become available for payments or the agreement is terminated.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

Designation       Page
of Exhibit        Number
as Set Forth      or Source of
in Item 601 of    Incorporation
Regulation S-B    By Reference   Description

(4) Instruments defining the rights of holders including indentures:

         .6       12             Our company's Non-qualified and Stock Option
                                 Incentive Plan for 2001.
         .7       ___            AmeriCom's Incentive Stock Option Plan,
                                 effective October 1, 2000.

(10)                             Material Contracts

         (i)                     Material agreements pertaining to our Company

         .71      ___            Strategic Consulting Agreement between our
                                 Company and Yankees
         .72      ___            Agreement to serve as corporate director,
                                 signed by all the current directors.
         .73       *             Employment agreement with Edward C. Dmytryk
         .74       *             Employment agreement with Vanessa H. Lindsey
         .75       *             Employment agreement with Lawrence R. Van Etten

-----
*        To be filed by amendment



                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, our Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             AmeriNet Group.com, Inc

Dated: January 5, 2001
                              /s/ Edward Dmytryk
                                Edward C. Dmytryk
                                    President



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